UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07420

Exact name of registrant as specified in charter:	Delaware Investments® Minnesota
Municipal Income Fund II, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2017

Item 1. Reports to Stockholders

Delaware Investments® Closed-End Municipal Bond Funds Annual report March 31, 2017

The figures in the annual report for Delaware Investments Closed-End Municipal Bond Funds represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can experience a decrease in their net asset value as interest rates rise.

Closed-end funds

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of March 31, 2017, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

©2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Closed-End Municipal Bond Funds

April 11, 2017 (Unaudited)

Economic conditions

The US economy continued to produce moderate growth throughout the Funds’ fiscal year ended March 31, 2017. For the 2016 calendar year, the US economy, as measured by gross domestic product (GDP), grew by 1.6%. The strongest expansion took place in the third and fourth calendar quarters, when the nation’s GDP increased by an annualized 3.5% and 2.1%, respectively.

This steady economic growth, coupled with improving US employment data, contributed to the Federal Reserve’s decision to raise interest rates twice during the Funds’ fiscal year — in December 2016 and March 2017. As of March 31, 2017, the Fed’s benchmark short-term interest rate stood at a range of 0.75%–1.00%, up a half percentage point from a year earlier.

Municipal bond market conditions

Despite large ups and downs throughout the fiscal year, the Bloomberg Barclays Municipal Bond Index, which measures the total return performance of the investment grade municipal bond market, finished in barely positive territory, gaining 0.15%.

In the first three months of the fiscal year — April to June 2016 — municipal bonds enjoyed strong performance amid slower economic growth, reduced expectations for higher interest rates, and a favorable supply-demand balance that lifted the securities’ prices.

Market conditions weakened a bit in the subsequent three months and then a lot in the final quarter of 2016 as rates rose sharply following the November US elections. Both taxable and tax-exempt markets sold off, as investors apparently believed that unified Republican control in Washington, DC, would lead to faster economic growth and, with it, higher interest rates. Discussions of significantly lower income taxes, which could reduce demand for tax-exempt securities, further hurt municipal bonds. By the first quarter of 2017, however, the market regained some of its lost value, as investors concluded that the timeline for major tax policy changes would be less aggressive than initially anticipated.

The following table shows the returns of municipal bonds of varying maturity lengths and credit ratings for the Funds’ fiscal year ended March 31, 2017:

Returns by maturity
1 year	+0.15%
5 years	+0.57%
10 years	– 0.24%
22+ years	+0.39%

Returns by credit rating
AAA	– 0.25%
AA	– 0.02%
A	+0.65%
BBB	+0.50%

Source: Barclays

Emphasizing credit (when we can)

Our basic management approach to all three Funds remains consistent regardless of the market environment. Using a bottom-up investment approach, investing in individual securities on an issuer-by-issuer basis, we select those combinations of bonds that, in our opinion, offer our shareholders a favorable risk-reward trade-off.

In pursuing this approach, we tend to overweight the market’s lower-investment-grade credit tiers, while maintaining allocations to below-investment-grade securities, within the Funds’ prospectus limits. We emphasize these securities because of our confidence in our team’s credit research capabilities, which we believe provide opportunities to add long-term value for shareholders.

Although our objectives were consistent across all three Funds, differing market conditions led us to apply this strategy in varying ways. In both Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments National Municipal Income Fund, for example, we made relatively few changes to each Fund’s portfolio. This reflected the fact that many of the Funds’ holdings were older and issued during higher interest rate environments. We were generally reluctant to sell those older higher yielding credits.

In both Funds, we maintained healthy overweightings in bonds rated A and BBB. We also had allocations to below-investment-grade debt. This positioning helped the Funds’ performance during this period as lower-rated bonds outperformed higher-rated bonds.

Our approach to Delaware Investments Minnesota Municipal Income Fund II, Inc. was somewhat different, reflecting market conditions in the state as well as the composition of the Fund’s portfolio. Supply in the Minnesota market, especially of longer bonds, tends to be limited. During the period, several of our larger positions in longer-dated Minnesota bonds were refunded, as issuers refinanced older debt at more attractive current rates.

This situation helped the Fund’s recent performance as these securities enjoyed a significant bump in their prices, but it also created a challenge in that we had to replace the bonds that had been refunded. At times, we found it difficult to exchange these bonds with comparable longer-dated issues. This unfortunately left the Fund underweighted in this category.

(continues)	1

Portfolio management review

Delaware Investments® Closed-End Municipal Bond Funds

With the proceeds available, we saw selected opportunities to invest in below-investment-grade charter schools. Also, via state general obligation, local school district, airport, and utility bonds, we added exposure to AAA-rated and AA-rated bonds to keep the Fund fully invested. We saw these holdings as placeholders in the portfolio and potential candidates for sale should suitable lower- or below-investment-grade Minnesota bonds become available for purchase. We will regularly monitor the marketplace for such opportunities in the coming months.

Individual performance effects

In Delaware Investments Colorado Municipal Income Fund, Inc., performance was especially strong from our holdings in senior housing bonds of Colorado Health Facilities Authority for Sunny Vista Living Center in Colorado Springs and for the Eaton Area Park & Recreation tax district, which returned more than 6% and 7%, respectively, outpacing the overall municipal bond market. Both were nonrated positions that benefited from investors’ reach for yield in a continued low interest rate environment.

In contrast, the Colorado Fund’s weakest-performing bonds were for two health projects: the Evangelical Lutheran Good Samaritan Society senior housing facility and the Catholic Health Initiatives hospital, whose bonds returned near -5% and -4%, respectively, for the fiscal year. In both cases, the facilities’ financial results fell short of investors’ expectations, leading to subpar performance for the securities.

For Delaware Investments National Municipal Income Fund, the Fund’s strongest-performing position was Edinboro University of Pennsylvania Foundation student housing bonds, which were refunded by the issuer during the fiscal year and subsequently saw a meaningful price increase, as the credit quality of these lower-investment-grade bonds improved and their duration decreased.

Another strong-performing issue was nonrated Northampton County Industrial Development Authority bonds for the Route 33 Project; these securities benefited from strong market demand for higher yielding, below-investment-grade bonds.

The poor performance of holdings in corporate-backed municipal bonds for Louisiana Pellets, a wood pellets manufacturer, hurt the Fund’s results. This plant’s financial performance was well short of what had been projected. To a lesser extent, the Fund was also hurt by its holdings in nonrated bonds issued for Highland Hospital, a mental health facility in West Virginia that also didn’t meet its financial projections.

In Delaware Investments Minnesota Municipal Income Fund II, Inc., our investment in bonds for The Homestead at Anoka, a senior-living facility, were strong performers, gaining 14% when these nonrated securities were refunded during the year.

The Fund also saw good results from its investment in bonds for Academia Cesar Chavez, a St. Paul charter school. Prior to this fiscal year, this BB-rated bond issue had experienced performance challenges. With recent changes in the school’s management, however, the company’s operational performance improved and, with it, investor sentiment. The bonds gained 9% for the fiscal year.

In contrast, the Fund saw underperformance from its holdings in bonds for HealthEast Care System, a healthcare system that serves the Twin Cities area. These lower-investment-grade hospital bonds returned -3% for the fiscal year. Also struggling were longer-dated Guam Waterworks Authority holdings, which also returned close to -3%. Bonds issued by US territories, including these Guam holdings, are generally fully exempt from income taxes for residents of all 50 states.

Fund basics

Delaware Investments®

Colorado Municipal Income Fund, Inc.

As of March 31, 2017 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$72 million

Number of holdings

101

Fund start date

July 29, 1993

NYSE MKT symbol

VCF

CUSIP number

246101109

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

As of March 31, 2017 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$166 million

Number of holdings

185

Fund start date

Feb. 26, 1993

NYSE MKT symbol

VMM

CUSIP number

24610V103

Delaware Investments

National Municipal Income Fund

As of March 31, 2017 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$65 million

Number of holdings

176

Fund start date

Feb. 26, 1993

NYSE MKT symbol

VFL

CUSIP number

24610T108

Security type / sector / state allocations

As of March 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments®

Colorado Municipal Income Fund, Inc.

Security type / sector	Percentage of net assets
Municipal Bonds*	138.99%
Corporate-Backed Revenue Bonds	4.74%
Education Revenue Bonds	24.19%
Electric Revenue Bonds	2.84%
Healthcare Revenue Bonds	38.89%
Lease Revenue Bonds	7.29%
Local General Obligation Bonds	14.07%
Pre-Refunded/Escrowed to Maturity Bonds	12.94%
Special Tax Revenue Bonds	25.35%
Transportation Revenue Bonds	7.96%
Water & Sewer Revenue Bonds	0.72%
Short-Term Investments	0.83%
Total Value of Securities	139.82%
Liquidation Value of Preferred Stock	(41.53)%
Receivables and Other Assets Net of Liabilities	1.71%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Colorado Municipal Income Fund, Inc. held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Colorado	137.65%
Guam	1.43%
U.S. Virgin Islands	0.74%
Total Value of Securities	139.82%

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

Sector type / sector	Percentage of net assets
Municipal Bonds*	143.11%
Corporate-Backed Revenue Bonds	2.84%
Education Revenue Bonds	21.33%
Electric Revenue Bonds	12.63%
Healthcare Revenue Bonds	30.33%
Housing Revenue Bonds	2.12%
Lease Revenue Bonds	14.20%
Local General Obligation Bonds	11.14%
Pre-Refunded/Escrowed to Maturity Bonds	22.05%
Special Tax Revenue Bonds	2.71%
State General Obligation Bonds	15.28%
Transportation Revenue Bonds	7.26%
Water & Sewer Revenue Bonds	1.22%
Short-Term Investments	0.96%
Total Value of Securities	144.07%
Liquidation Value of Preferred Stock	(45.25)%
Receivables and Other Assets Net of Liabilities	1.18%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Minnesota Municipal Income Fund II, Inc. held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.55%
Minnesota	143.52%
Total	144.07%

Delaware Investments®

National Municipal Income Fund

Security type / sector	Percentage of net assets
Municipal Bonds*	144.11%
Corporate-Backed Revenue Bonds	10.67%
Education Revenue Bonds	22.53%
Electric Revenue Bonds	2.52%
Healthcare Revenue Bonds	23.87%
Housing Revenue Bond	0.70%
Lease Revenue Bonds	10.49%
Local General Obligation Bonds	1.59%
Pre-Refunded/Escrowed to Maturity Bonds	22.07%
Special Tax Revenue Bonds	16.36%
State General Obligation Bonds	3.81%
Transportation Revenue Bonds	25.01%
Water & Sewer Revenue Bonds	4.49%
Total Value of Securities	144.11%
Liquidation Value of Preferred Stock	(46.32)%
Receivables and Other Assets Net of Liabilities	2.21%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Alabama	0.80%
Alaska.	0.54%
Arizona	10.18%
California	19.77%
Colorado	1.43%
Florida	5.44%
Georgia	4.35%
Guam	2.16%
Hawaii	0.50%
Idaho	1.59%
Illinois	5.68%
Indiana	0.99%
Kansas	0.36%
Louisiana	5.16%
Maine	0.50%
Maryland	3.28%
Massachusetts	2.68%
Michigan	1.69%
Minnesota	5.31%
Missouri	4.06%
New Hampshire	0.51%
New Jersey	7.90%
New Mexico	0.82%
New York	20.76%
Ohio	2.33%
Oregon	3.79%
Pennsylvania	14.60%
Texas	11.71%
Utah	1.10%
Virginia	0.89%
Washington	1.33%
West Virginia	0.71%
Wisconsin	0.77%
Wyoming	0.42%
Total Value of Securities	144.11%

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2017

	Principal Amount°	Value (U.S. $)

Municipal Bonds – 138.99%

Corporate-Backed Revenue Bonds – 4.74%
Public Authority for Colorado Energy Revenue 6.25% 11/15/28	865,000	$1,060,741
Public Authority of Colorado Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	1,750,000	2,360,593

		3,421,334

Education Revenue Bonds – 24.19%
Colorado Educational & Cultural Facilities Authority Revenue 144A 5.00% 7/1/36 #	500,000	503,995
5.125% 11/1/49	765,000	766,989
144A 5.25% 7/1/46 #	500,000	506,720
(Academy Charter School Project) 5.50% 5/1/36 (SGI)	1,720,000	1,725,229
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	760,000	888,706
(Charter School - Atlas Preparatory School) 144A 5.25% 4/1/45 #	700,000	670,334
(Charter School - Community Leadership Academy) 7.45% 8/1/48	500,000	576,615
(Charter School - Peak to Peak Charter) 5.00% 8/15/34	1,000,000	1,071,170
(Improvement - Charter School - University Lab School Building) 144A 5.00% 12/15/45 #	500,000	496,195
(Johnson & Wales University) Series A 5.25% 4/1/37	900,000	997,929
(Liberty Charter School) Series A 5.00% 1/15/44	1,000,000	1,061,320
(Littleton Charter School Project) 4.375% 1/15/36 (AGC)	1,200,000	1,200,276
(Loveland Classical Schools) 144A 5.00% 7/1/36 #	625,000	618,856
(Skyview Charter School) 144A 5.50% 7/1/49 #	750,000	776,137

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Colorado Educational & Cultural Facilities Authority Revenue (Student Housing - Campus Village Apartments) 5.00% 6/1/23	1,065,000	$1,109,187
(Vail Mountain School Project) 4.00% 5/1/46	150,000	143,841
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	500,000	477,275
Colorado School of Mines Series B 5.00% 12/1/42	2,500,000	2,746,375
Colorado State Board of Governors (University Enterprise System) Series A 5.00% 3/1/39	10,000	10,648
University of Colorado Series A 5.00% 6/1/33	1,000,000	1,131,030

		17,478,827

Electric Revenue Bonds – 2.84%
Platte River Power Authority Revenue Series JJ 5.00% 6/1/27	1,700,000	2,054,076

		2,054,076

Healthcare Revenue Bonds – 38.89%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A 5.00% 12/1/40	2,000,000	2,144,940
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) Series A 5.00% 7/1/39	750,000	765,127
Series A 5.00% 2/1/41	2,400,000	2,458,656
Series A 5.25% 2/1/33	1,625,000	1,712,376
Series A 5.25% 1/1/45	1,000,000	1,045,280
Series D 6.125% 10/1/28	750,000	797,445
(Christian Living Community Project) 6.375% 1/1/41	615,000	664,753
(Covenant Retirement Communities Inc.) 5.00% 12/1/35	1,000,000	1,064,730
Series A 5.75% 12/1/36	1,000,000	1,108,240

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue (Evangelical Lutheran Good Samaritan Society) 5.00% 6/1/28	1,250,000	$1,344,163
5.50% 6/1/33	2,000,000	2,146,580
5.625% 6/1/43	1,000,000	1,054,970
(Healthcare Facilities - American Baptist) 8.00% 8/1/43	500,000	567,940
(Mental Health Center of Denver Project) Series A 5.75% 2/1/44	1,500,000	1,642,365
(National Jewish Health Project) 5.00% 1/1/27	500,000	516,160
(NCMC Project) 4.00% 5/15/32	1,000,000	1,049,090
(Sisters of Charity of Leavenworth Health System) Series A 5.00% 1/1/40	4,000,000	4,277,240
(Sunny Vista Living Center) Series A 144A 6.25% 12/1/50 #	505,000	529,366
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,250,000	1,407,863
Frasier Meadows Retirement Community Project Series A 5.25% 5/15/37	265,000	278,536
Denver Health & Hospital Authority Health Care Revenue (Recovery Zone Facilities) 5.625% 12/1/40	750,000	803,025
University of Colorado Hospital Authority Revenue Series A 6.00% 11/15/29	650,000	713,388

		28,092,233

Lease Revenue Bonds – 7.29%
Aurora Certificates of Participation Series A 5.00% 12/1/30	630,000	684,476
Colorado Building Excellent Schools Today Certificates of Participation Series G 5.00% 3/15/32	2,000,000	2,217,580

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	1,250,000	$1,372,300
State of Colorado Department of Transportation Certificates of Participation 5.00% 6/15/34	340,000	384,108
5.00% 6/15/36	545,000	612,030

		5,270,494

Local General Obligation Bonds – 14.07%
Adams & Weld Counties School District No 27J Brighton 4.00% 12/1/30	700,000	754,712
Adams 12 Five Star Schools 5.00% 12/15/25	250,000	302,190
Arapahoe County School District No. 1 Englewood 4.00% 12/1/31	500,000	532,780
Beacon Point Metropolitan District 5.00% 12/1/30 (AGM)	600,000	675,468
Denver City & County (Better Denver & Zoo)
Series A 5.00% 8/1/25	650,000	704,067
Denver International Business Center Metropolitan District No. 1 5.00% 12/1/30	650,000	669,487
Eaton Area Park & Recreation District 5.25% 12/1/34	190,000	202,749
5.50% 12/1/38	245,000	263,275
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork 4.00% 12/15/31	700,000	756,042
Jefferson County School District No. R-1 5.25% 12/15/24	750,000	915,203
Pueblo County School District No. 70 5.00% 12/1/31	250,000	279,737
Rangely Hospital District 6.00% 11/1/26	750,000	857,160

(continues)	7

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Sierra Ridge Metropolitan District No. 2 Series A 5.50% 12/1/46	500,000	$503,125
Weld County School District No. RE-1 5.00% 12/15/30 (AGM)	500,000	589,640
Weld County School District No. RE-3J 5.00% 12/15/34	1,000,000	1,155,430
Weld County School District No. RE-8 5.00% 12/1/31	510,000	603,004
5.00% 12/1/32	340,000	399,486

		10,163,555

Pre-Refunded/Escrowed to Maturity Bonds – 12.94%
Adams & Arapahoe Counties Joint School District No. 28J (Aurora) 6.00% 12/1/28-18§	600,000	649,572
Arapahoe County School District No. 1 Englewood 5.00% 12/1/31-21§	2,500,000	2,890,825
Colorado Health Facilities Authority Revenue (Total Long-Term Care) Series A 6.00% 11/15/30-20§	400,000	464,412
Colorado State Board of Governors Series A 5.00% 3/1/39-19§	175,000	187,897
University of Colorado 5.00% 6/1/31-21§	3,085,000	3,527,543
Series A 5.375% 6/1/38-19§	750,000	817,800
Western State College 5.00% 5/15/34-19§	750,000	811,148

		9,349,197

Special Tax Revenue Bonds – 25.35%
Central Platte Valley Metropolitan District 5.00% 12/1/43	375,000	382,297
Commerce City 5.00% 8/1/44 (AGM)	1,000,000	1,103,720
Denver Convention Center Hotel Authority Revenue 5.00% 12/1/40	1,340,000	1,466,737

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Fountain Urban Renewal Authority Tax Increment Revenue (Academy Highlands Project) Series A 5.50% 11/1/44	1,405,000	$1,454,091
Guam Government Business Privilege Tax Revenue Series A 5.125% 1/1/42	435,000	447,511
Series A 5.25% 1/1/36	565,000	586,815
Regional Transportation District Revenue Series A 5.375% 6/1/31	460,000	507,320
(Denver Transit Partners) 6.00% 1/15/41	2,175,000	2,405,485
(FasTracks Project) Series A 4.50% 11/1/36 (AGM)	1,500,000	1,525,140
Series A 5.00% 11/1/30	330,000	389,430
Series A 5.00% 11/1/38	4,085,000	4,529,039
Series A 5.00% 11/1/31	755,000	884,739
Solaris Metropolitan District No. 3 (Limited Tax Convertible) Series A 5.00% 12/1/46	500,000	495,840
Sterling Ranch Community Authority Board Series A 5.75% 12/1/45	525,000	518,774
Tallyns Reach Metropolitan District No. 3 (Limited Tax Convertible) 5.125% 11/1/38	295,000	304,829
Thornton Development Authority (East 144th Avenue & I-25 Project) Series B 5.00% 12/1/35	265,000	293,016
Series B 5.00% 12/1/36	440,000	485,580
Virgin Islands Public Finance Authority (Matching Fund Senior Lien) 5.00% 10/1/29 (AGM)	500,000	531,620

		18,311,983

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds – 7.96%
Colorado High Performance Transportation Enterprise Revenue (Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	1,110,000	$1,185,491
Denver City & County Airport System Revenue Series A 5.25% 11/15/36	750,000	824,490
Series B 5.00% 11/15/28	1,000,000	1,143,180
Series B 5.00% 11/15/37	2,000,000	2,258,460
E-470 Public Highway Authority Series C 5.25% 9/1/25	310,000	336,613

		5,748,234

Water & Sewer Revenue Bonds – 0.72%
Castle Rock, Colorado Water & Sewer Enterprise Revenue 4.00% 12/1/34	250,000	260,793
Dominion Water & Sanitation District 6.00% 12/1/46	250,000	257,157

		517,950

Total Municipal Bonds (cost $95,187,902)		100,407,883

Short-Term Investments – 0.83%

Variable Rate Demand Notes – 0.83%¤
Colorado Educational & Cultural Facilities Authority Series D-3 (National Jewish Federation) 0.80% 12/1/37 (LOC-JPMorgan Chase Bank N. A.)	200,000	200,000
Denver City & County Series A1 0.80% 12/1/29	400,000	400,000

Total Short-Term Investments (cost $600,000)		600,000

Total Value of Securities – 139.82% (cost $95,787,902)	$101,007,883

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2017, the aggregate value of Rule 144A securities was $4,578,878, which represents 6.34% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2017.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal

Corporation

AMT – Subject to Alternative Minimum Tax

LOC – Letter of Credit

N.A. – National Association

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

9

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2017

	Principal Amount°	Value (U.S. $)

Municipal Bonds – 143.11%

Corporate-Backed Revenue Bonds – 2.84%
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	3,325,000	$3,286,031
St. Paul Port Authority Revenue (Gerdau St. Paul Steel Mill Project) Series 7 144A 4.50% 10/1/37 (AMT) #	1,715,000	1,428,218

		4,714,249

Education Revenue Bonds – 21.33%
Brooklyn Park Charter School Lease (Prairie Seeds Academy Project) Series A 5.00% 3/1/34	990,000	999,623
Series A 5.00% 3/1/39	170,000	169,097
Cologne Charter School Lease Revenue (Cologne Academy Project) Series A 5.00% 7/1/29	270,000	280,255
Series A 5.00% 7/1/45	445,000	448,418
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.25% 7/1/37	590,000	607,464
Series A 5.25% 7/1/40	500,000	512,060
Forest Lake Minnesota Charter School Revenue (Lake International Language Academy) 5.75% 8/1/44	705,000	755,154
Hugo Charter School Lease Revenue (Noble Academy Project) Series A 5.00% 7/1/34	255,000	257,295
Series A 5.00% 7/1/44	775,000	770,373
Minneapolis Charter School Lease Revenue (Hiawatha Academies Project) Series A 5.00% 7/1/36	750,000	733,613
Series A 5.00% 7/1/47	900,000	857,826
Minneapolis Student Housing Revenue (Riverton Community Housing Project) 5.25% 8/1/39	205,000	202,858
5.50% 8/1/49	990,000	994,505

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minnesota Charter School Lease Revenue (Beacon Academy Project) Series A 5.00% 7/1/46	305,000	$284,278
Minnesota Higher Education Facilities Authority Revenue (Carleton College) Series 6-T 5.00% 1/1/28	1,000,000	1,027,430
Series D 5.00% 3/1/30	1,120,000	1,194,234
(College of St. Benedict) Series 7-M 5.00% 3/1/31	300,000	316,800
Series 7-M 5.125% 3/1/36	275,000	289,503
(St. Catherine University) Series 7-Q 5.00% 10/1/32	700,000	762,349
(St. Johns University) Series 8-I 5.00% 10/1/31	235,000	268,518
Series 8-I 5.00% 10/1/34	35,000	39,351
(St. Olaf College) Series 8-N 4.00% 10/1/35	590,000	613,181
(St. Scholastic College) Series H 5.25% 12/1/35	1,000,000	1,043,880
(University of St. Thomas) Series 7-A 5.00% 10/1/39	1,000,000	1,077,630
Series 7-U 5.00% 4/1/22	750,000	861,772
Otsego Charter School
(Kaleidoscope Charter School) Series A 5.00% 9/1/34	230,000	234,991
Series A 5.00% 9/1/44	400,000	403,932
Rice County Educational Facilities Revenue (Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	1,250,000	1,316,800
St. Cloud Charter School Lease Revenue (Stride Academy Project) Series A 5.00% 4/1/46	375,000	313,897
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	880,000	881,091

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue (Nova Classical Academy Project) Series A 4.125% 9/1/47	750,000	$677,745
(Nova Classical Academy) Series A 6.375% 9/1/31	750,000	826,342
(Twin Cities Academy Project) Series A 5.30% 7/1/45	630,000	636,741
University of Minnesota Series A 5.25% 12/1/28	500,000	567,465
Series A 5.25% 4/1/29	1,000,000	1,076,700
Series C 5.00% 12/1/19	1,290,000	1,397,831
Series D 5.00% 12/1/27	1,110,000	1,261,160
Series D 5.00% 12/1/28	1,880,000	2,130,623
Series D 5.00% 12/1/29	2,265,000	2,562,621
Series D 5.00% 12/1/31	1,000,000	1,127,650
Series D 5.00% 12/1/36	3,000,000	3,368,730
State Supported Stadium Debt Series A 5.00% 8/1/26	1,000,000	1,201,430

		35,353,216

Electric Revenue Bonds – 12.63%
Central Minnesota Municipal Power Agency Revenue (Brookings Southeast Twin Cities Transportation) 5.00% 1/1/32	1,130,000	1,243,497
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,000,000	1,086,500
Chaska Electric Revenue Series A 5.00% 10/1/28	445,000	517,317
Minnesota Municipal Power Agency Electric Revenue 5.00% 10/1/25	500,000	586,310
5.00% 10/1/26	500,000	581,755
5.00% 10/1/27	320,000	370,080
5.00% 10/1/47	1,755,000	1,976,446
Northern Municipal Power Agency Series A 5.00% 1/1/26	100,000	114,345
Series A 5.00% 1/1/30	340,000	379,841

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Rochester Electric Utility Revenue Series A 5.00% 12/1/42	605,000	$694,903
Series A 5.00% 12/1/47	985,000	1,126,968
Series B 5.00% 12/1/30	1,300,000	1,502,709
Series B 5.00% 12/1/43	1,000,000	1,126,430
Southern Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/41	240,000	267,878
Western Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/25	3,000,000	3,490,020
Series A 5.00% 1/1/26	1,000,000	1,156,860
Series A 5.00% 1/1/33	1,000,000	1,122,640
Series A 5.00% 1/1/40	750,000	832,298
Series A 5.00% 1/1/46	2,500,000	2,764,725

		20,941,522

Healthcare Revenue Bonds – 30.33%
Anoka Health Care Facilities Revenue 5.375% 11/1/34	610,000	624,841
Apple Valley Senior Living Revenue (Senior Living LLC Project) Series B 5.00% 1/1/47	750,000	756,247
Series D 7.25% 1/1/52	1,000,000	992,930
Center City Health Care Facilities Revenue (Hazelden Betty Ford Foundation Project) 5.00% 11/1/27	500,000	563,805
(Hazelden Foundation Project) 5.00% 11/1/41	1,600,000	1,661,552
Cloquet Housing Facilities Revenue (HADC Cloquet Project) Series A 5.00% 8/1/48	500,000	477,980
Dakota County Community Development Agency Senior Housing Revenue (Walker Highview Hills Project) Series A 144A 5.00% 8/1/46 #	370,000	371,865
Series A 144A 5.00% 8/1/51 #	755,000	755,997

(continues)	11

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Deephaven Housing & Healthcare Revenue (St. Therese Senior Living Project) Series A 5.00% 4/1/38	280,000	$280,431
Series A 5.00% 4/1/40	270,000	270,138
Duluth Economic Development Authority (St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	1,400,000	1,507,198
6.00% 6/15/39	1,000,000	1,084,280
Fergus Falls Health Care Facilities Revenue (Lake Region Healthcare) 5.00% 8/1/30	1,000,000	1,003,190
Hayward (American Baptist Homes Midwest) 5.75% 2/1/44	500,000	501,795
Hayward Health Care Facilities Revenue (St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	680,000	671,344
Maple Grove Health Care Facilities Revenue (North Memorial Health Care) 5.00% 9/1/30	865,000	968,004
Maple Grove Health Care System Revenue (Maple Grove Hospital) 5.25% 5/1/37	1,100,000	1,102,464
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 5.00% 11/15/33	500,000	563,315
Series A 5.00% 11/15/34	500,000	561,320
(Unrefunded – Fairview Health Services) Series B 6.50% 11/15/38 (AGC)	1,940,000	2,088,041
Minneapolis Senior Housing & Healthcare Revenue (Ecumen Mill City Quarter) 5.00% 11/1/35	220,000	216,333
5.25% 11/1/45	850,000	846,217
5.375% 11/1/50	200,000	195,580

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue (Allina Health System) Series A 5.00% 11/15/29	585,000	$692,839
(Children’s Health Care Facilities) Series A1 5.00% 8/15/34 (AGM)	500,000	538,825
Rochester Health Care & Housing Revenue (Samaritan Bethany) Series A 7.375% 12/1/41	1,220,000	1,309,804
(The Homestead at Rochester Project) Series A 6.875% 12/1/48	1,220,000	1,345,196
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	4,860,000	4,982,083
Sartell Health Care Facilities Revenue (Country Manor Campus Project) 5.25% 9/1/30	1,000,000	1,032,750
Series A 5.30% 9/1/37	600,000	617,106
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 4.00% 9/1/31	205,000	213,956
5.00% 9/1/34	165,000	181,380
St. Cloud Health Care Revenue (Centracare Health System Project) Series A 4.00% 5/1/37	1,295,000	1,333,785
Series A 5.00% 5/1/46	2,800,000	3,110,492
Series B 5.00% 5/1/24	1,400,000	1,658,832
(Unrefunded – Centracare Health System Project) 5.125% 5/1/30	95,000	103,101
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Allina Health System) Series A-1 5.25% 11/15/29	1,395,000	1,531,738

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Health Partners Obligation Group Project) 5.00% 7/1/29	2,000,000	$2,291,140
5.00% 7/1/32	1,100,000	1,235,729
St. Paul Housing & Redevelopment Authority Hospital Facility (Healtheast Care System Project) Series A 5.00% 11/15/29	395,000	432,256
Series A 5.00% 11/15/30	290,000	316,094
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue (Senior Episcopal Homes Project) 5.125% 5/1/48	1,200,000	1,186,452
Series A 4.75% 11/1/31	740,000	723,224
Wayzata Senior Housing Revenue (Folkestone Senior Living Community) Series A 5.50% 11/1/32	420,000	442,357
Series A 5.75% 11/1/39	945,000	992,581
Series A 6.00% 5/1/47	1,475,000	1,554,724
Winona Health Care Facilities Revenue (Winona Health Obligation) 4.65% 7/1/26	465,000	490,724
4.75% 7/1/27	785,000	827,845
5.00% 7/1/23	1,010,000	1,016,575
5.00% 7/1/34	750,000	787,673
Woodbury Housing & Redevelopment Authority Revenue (St. Therese of Woodbury) 5.125% 12/1/44	1,250,000	1,261,738

		50,275,866

Housing Revenue Bonds – 2.12%
Minneapolis Multifamily Housing Revenue (Olson Townhomes Project) 6.00% 12/1/19 (AMT)	345,000	345,176

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
Minnesota Housing Finance Agency (Non Ace – State Appropriated Housing) 5.00% 8/1/33	1,390,000	$1,561,998
Minnesota State Housing Finance Agency Homeownership (Mortgage-Backed Securities Program) 4.40% 7/1/32 (GNMA) (FNMA)	985,000	1,046,031
Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program) 5.50% 7/1/45	560,000	552,832

		3,506,037

Lease Revenue Bonds – 14.20%
Minnesota State General Fund Revenue Appropriations Series A 5.00% 6/1/32	780,000	885,526
Series A 5.00% 6/1/38	5,500,000	6,167,480
Series A 5.00% 6/1/43	1,750,000	1,956,080
Series B 4.00% 3/1/26	3,000,000	3,233,880
Series B 5.00% 3/1/29	3,525,000	4,046,912
University of Minnesota Special Purpose Revenue (State Supported Biomed Science Research) 5.00% 8/1/35	1,040,000	1,143,095
5.00% 8/1/36	4,000,000	4,463,480
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue 5.25% 10/1/25	680,000	681,394
5.375% 10/1/30	965,000	966,727

		23,544,574

Local General Obligation Bonds – 11.14%
Burnsville-Eagan-Savage Independent School District No 191 (Alternative Facilities) Series A 4.00% 2/1/28	1,185,000	1,301,415
Duluth Independent School District No 709 Series A 4.00% 2/1/27	600,000	656,178

(continues)	13

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Duluth, Minnesota (Improvement DECC) Series A 5.00% 2/1/34	545,000	$627,186
Hennepin County Series A 5.00% 12/1/36	1,300,000	1,528,657
Series A 5.00% 12/1/41	1,060,000	1,233,808
Hopkins Independent School District No. 270 Series A 5.00% 2/1/28	1,000,000	1,118,310
Mahtomedi Independent School District No. 832 (School Building) Series A 5.00% 2/1/28	515,000	605,058
Mountain Iron-Buhl Independent School District No. 712 (School Building) Series A 4.00% 2/1/26	1,315,000	1,487,489
Rocori Independent School District No. 750 (School Building) Series B 5.00% 2/1/22	1,010,000	1,077,458
Series B 5.00% 2/1/24	1,075,000	1,145,993
Series B 5.00% 2/1/25	1,115,000	1,187,798
Series B 5.00% 2/1/26	1,155,000	1,230,410
St Michael-Albertville Independent School District No. 885 (School Building) Series A 5.00% 2/1/27	1,300,000	1,563,432
St. Paul Independent School District No. 625 (School Building) Series B 5.00% 2/1/26	1,000,000	1,158,650
Willmar (Rice Memorial Hospital Project) Series A 4.00% 2/1/32	2,440,000	2,536,624

		18,458,466

Pre-Refunded/Escrowed to Maturity Bonds – 22.05%
Anoka Health Care Facilities Revenue (Homestead Anoka Project) Series A 7.00% 11/1/46-19 §	1,200,000	1,382,784

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Dakota-Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue (City of Bloomington) Series B 8.375% 9/1/21 (GNMA) (AMT)	7,055,000	$8,978,828
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.50% 7/1/43-23 §	500,000	595,690
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 6.625% 11/15/28-18 §	1,150,000	1,253,132
Series B 6.50% 11/15/38-18 (AGC) §	355,000	386,155
Minneapolis Revenue (National Marrow Donor Program Project) Series NMDP 4.875% 8/1/25-18 §	1,000,000	1,051,250
Minnesota Public Safety Radio 5.00% 6/1/23-19 §	2,845,000	3,082,614
Southern Minnesota Municipal Power Agency Supply Revenue Series A 5.25% 1/1/30-19 §	780,000	836,503
St. Cloud Health Care Revenue (Centracare Health System Project) 5.50% 5/1/39-19 (AGC) §	1,500,000	1,634,700
Series A 5.125% 5/1/30-20 §	5,080,000	5,665,927
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) 5.75% 7/1/39-19 §	3,565,000	3,930,662
Series C 5.50% 7/1/23-18 §	1,000,000	1,056,130

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue (Senior Carondelet Village Project) Series A 6.00% 8/1/42-17 §	770,000	$783,491
St. Paul Sewer Revenue Series D 5.00% 12/1/21-18 §	1,325,000	1,387,646
University of Minnesota Series A 5.50% 7/1/21	4,000,000	4,524,920

		36,550,432

Special Tax Revenue Bonds – 2.71%
Guam Government Business Privilege Tax Revenue Series A 5.25% 1/1/36	150,000	155,792
Hennepin County Sales Tax Revenue (Second Lien-Ballpark Project) Series B 4.75% 12/15/27	1,905,000	1,954,301
Minneapolis Community Planning & Economic Development Department (Limited Tax Supported Common Bond Fund) 6.25% 12/1/30	1,000,000	1,143,200
Minneapolis Revenue (YMCA Greater Twin Cities Project) 4.00% 6/1/29	165,000	172,748
St. Paul Sales Tax Revenue Series G 5.00% 11/1/30	935,000	1,065,274

		4,491,315

State General Obligation Bonds – 15.28%
Minnesota State Series A 5.00% 8/1/24	4,500,000	5,436,900
Series A 5.00% 8/1/29	700,000	836,073
(State Trunk Highway) Series B 5.00% 10/1/22	5,500,000	6,359,320
Series B 5.00% 10/1/29	3,315,000	3,797,797
(State Various Purpose) Series D 5.00% 8/1/24	2,700,000	3,020,706
(Various Purposes) Series F 5.00% 10/1/22	5,000,000	5,876,500

		25,327,296

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds – 7.26%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue 5.00% 1/1/21	600,000	$676,050
5.00% 1/1/22	670,000	751,532
Subordinate Series A 5.00% 1/1/31	410,000	483,033
Series A 5.00% 1/1/32	1,255,000	1,469,241
Series B 5.00% 1/1/26	540,000	610,951
Series B 5.00% 1/1/26
(AMT)	500,000	561,320
Series B 5.00% 1/1/27	1,190,000	1,345,200
Series B 5.00% 1/1/30	500,000	557,540
Series B 5.00% 1/1/31	250,000	278,058
Series C 5.00% 1/1/33	2,000,000	2,328,520
Series C 5.00% 1/1/36	1,000,000	1,151,500
Series C 5.00% 1/1/46	1,245,000	1,416,822
St. Paul Port Authority Revenue (Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	380,000	402,929

		12,032,696

Water & Sewer Revenue Bonds – 1.22%
Guam Government Waterworks Authority 5.00% 1/1/46	725,000	763,918
Metropolitan Council Waste Water Revenue Series B 4.00% 9/1/27	1,145,000	1,250,500

		2,014,418

Total Municipal Bonds (cost $229,229,427)		237,210,087

(continues)	15

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (U.S. $)

Short-Term Investments – 0.96%

Variable Rate Demand Notes – 0.96%¤
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue Series A-II (Children’s Hospital Clinics) 0.80% 8/15/37 (AGM)	1,200,000	$1,200,000
Series B-1 (Allina Health System) 0.79% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	400,000	400,000

Total Short-Term Investments (cost $1,600,000)		1,600,000

Total Value of Securities – 144.07% (cost $230,829,427)		$238,810,087

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2017, the aggregate value of Rule 144A securities was $3,872,880, which represents 2.34% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2017.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S.Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal   Corporation

AMT – Subject to Alternative Minimum Tax

FNMA – Federal National Mortgage Association Collateral

GNMA – Government National Mortgage Association

  Collateral

LOC – Letter of Credit

N.A. – National Association

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® National Municipal Income Fund

March 31, 2017

	Principal Amount°	Value (U.S. $)

Municipal Bonds – 144.11%

Corporate-Backed Revenue Bonds – 10.67%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed -2 Series A-2 5.875% 6/1/47	500,000	$481,720
Series A-2 6.50% 6/1/47	430,000	429,914
Golden State, California Tobacco Securitization Corporate Settlement Revenue (Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	830,000	829,942
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue (Deer Park Refining Project) 5.00% 2/1/23	150,000	162,215
Illinois Railsplitter Tobacco Settlement Authority 6.25% 6/1/24	500,000	500,000
Louisiana Local Government Environmental Facilities & Community Development Authority (Westlake Chemical) Series A 6.50% 8/1/29	645,000	730,533
Series A-1 6.50% 11/1/35	255,000	291,205
Louisiana Public Facilities Authority (LA Pellets Inc. Project) 144A 7.75% 7/1/39 (AMT)#‡	240,000	92,938
M-S-R Energy Authority, California Gas Series C 7.00% 11/1/34	1,000,000	1,380,830
Shoals, Indiana (National Gypsum Project) 7.25% 11/1/43 (AMT)	310,000	354,677
Suffolk County, New York Tobacco Asset Securitization Series B 5.00% 6/1/32	750,000	801,623
Tobacco Settlement Financing Corporation, Louisiana Asset-Backed Note Series A 5.25% 5/15/35	460,000	500,876

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Corporate-Backed Revenue Bonds (continued)
TSASC Revenue, New York (Settlement) Series A 5.00% 6/1/41	60,000	$65,635
Valparaiso, Indiana (Pratt Paper Project) 7.00% 1/1/44 (AMT)	240,000	287,222

		6,909,330

Education Revenue Bonds – 22.53%
Bowling Green, Ohio Student Housing Revenue (CFP I State University Project) 6.00% 6/1/45	260,000	275,558
California Educational Facilities Authority Revenue (Loma Linda University) Series A 5.00% 4/1/47	500,000	551,280
California State University (Systemwide) Series A 5.00% 11/1/42	200,000	230,998
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services Income - Student Housing Project) 5.00% 7/1/35	1,000,000	1,045,820
Health & Educational Facilities Authority of the State of Missouri (St. Louis College of Pharmacy Project) 5.25% 5/1/33	500,000	539,875
(Washington University) Series B 5.00% 11/15/30	600,000	678,270
Louisiana Public Facilities Authority Revenue (Provident Group-Flagship Properties) Series A 5.00% 7/1/56	500,000	526,400
Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	430,000	440,759
Maryland Health & Higher Educational Facilities Authority (Loyola University) Series A 5.00% 10/1/39	650,000	715,117

(continues)	17

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Massachusetts Development Finance Agency (Umass Boston Student Housing Project) 5.00% 10/1/48	285,000	$302,744
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project) 5.50% 10/1/41	495,000	538,901
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue (Arcadia University) 5.25% 4/1/30	550,000	575,388
New Hope, Texas Cultural Education Facilities (Chief-Collegiate Housing-Tarleton St.) 5.00% 4/1/34	1,000,000	1,053,600
New Jersey Economic Development Authority Revenue (MSU Student Housing Project) 5.875% 6/1/42	450,000	485,321
New York City, New York Trust For Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	555,640
New York State Dormitory Authority (Columbia University) 5.00% 10/1/41	600,000	671,016
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 144A 6.125% 9/1/30 #	100,000	104,710
Pennsylvania State Higher Educational Facilities Authority Revenue (University Properties - East Stroudsburg University) 5.25% 7/1/19	510,000	536,704

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Philadelphia Authority for Industrial Development (1st Philadelphia Preparatory College) 7.25% 6/15/43	370,000	$424,390
Phoenix, Arizona Industrial Development Authority Revenue (Rowan University Project) 5.00% 6/1/42	1,000,000	1,074,200
Pima County, Arizona Industrial Development Authority Education Revenue (Edkey Charter School Project) 6.00% 7/1/48	500,000	467,245
Private Colleges & Universities Authority Revenue, Georgia (Mercer University) Series A 5.00% 10/1/32	135,000	144,059
Swarthmore Borough Authority, Pennsylvania (Swarthmore College Project) 5.00% 9/15/32	490,000	570,541
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	656,820
University of California Series AI 5.00% 5/15/32	1,000,000	1,152,730
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	250,000	273,713

		14,591,799

Electric Revenue Bonds – 2.52%
Imperial Irrigation District Electric System Revenue, California Series C 5.00% 11/1/28	60,000	71,921
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33	1,000,000	1,142,040
Long Island Power Authority, New York Series A 5.00% 9/1/44	250,000	275,333
Series B 5.00% 9/1/46	130,000	144,752

		1,634,046

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 23.87%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama (Methodist Home for the Aging) 6.00% 6/1/50	500,000	$514,865
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	528,800
California Health Facilities Financing Authority Revenue (Providence St. Joseph Health) Series A 4.00% 10/1/47	355,000	357,513
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series A 144A 5.25% 12/1/56 #	760,000	806,489
Capital Trust Agency, Florida (Tuscan Gardens Senior Living Center) Series A 7.00% 4/1/49	375,000	375,251
Colorado Health Facilities Authority Revenue (Healthcare Facilities - American Baptist) 8.00% 8/1/43	330,000	374,840
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	300,000	322,563
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Healthpartners Obligation Group) 5.00% 7/1/29	1,000,000	1,145,570
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project) Series A 5.50% 7/1/28	500,000	539,795
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center) 6.75% 7/1/41	300,000	325,650

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West) Series A 6.00% 7/1/39	500,000	$539,860
Michigan Finance Authority Revenue (Beaumont Health Credit Group) 5.00% 11/1/44	1,000,000	1,094,060
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center) Series A 5.00% 1/1/41	500,000	525,380
Moon, Pennsylvania Industrial Development Authority (Baptist Homes Society Obligation) 6.125% 7/1/50	750,000	769,425
New Hampshire Health and Education Facilities Authority Revenue (Dartmouth – Hitchcock Medical Center) 6.00% 8/1/38	300,000	330,324
New Hope, Texas Cultural Education Facilities (Cardinal Bay Inc.) Series A1 4.00% 7/1/36	55,000	55,124
Series A1 5.00% 7/1/46	135,000	145,886
Series A1 5.00% 7/1/51	135,000	145,114
Series B 4.25% 7/1/36	80,000	79,062
Series B 4.75% 7/1/51	160,000	162,626
Series B 5.00% 7/1/46	135,000	140,571
New Jersey Health Care Facilities Financing Authority Revenue (St. Peters University Hospital) 6.25% 7/1/35	300,000	320,199
New Mexico Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	529,430
New York State Dormitory Authority (Orange Regional Medical Center) 144A 5.00% 12/1/35 #	500,000	536,650

(continues)	19

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Ohio State (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	$320,913
Orange County, Florida Health Facilities Authority Revenue (Mayflower Retirement Center) 5.00% 6/1/32	400,000	420,364
5.00% 6/1/36	250,000	260,860
5.125% 6/1/42	750,000	783,803
Oregon State Facilities Authority Revenue (Peacehealth Project) Series A 5.00% 11/15/29	500,000	573,655
Palm Beach County Health Facilities Authority, Florida (Sinai Residences Boca Raton Project) 7.25% 6/1/34	20,000	23,506
7.50% 6/1/49	105,000	124,464
Palomar Health, California 5.00% 11/1/39	130,000	137,500
Tarrant County Cultural Education Facilities Finance (Baylor Scott & White Health) Series A 5.00% 11/15/45	330,000	364,290
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group) 9.125% 10/1/41 ‡	500,000	462,300
Westminster, Maryland (Lutheran Village Millers Grant Inc.) 6.00% 7/1/34	500,000	534,435
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center) Series A 5.00% 8/1/28	720,000	790,056

		15,461,193

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bond – 0.70%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Project) Series A 6.40% 8/15/45	415,000	$451,051

		451,051

Lease Revenue Bonds – 10.49%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	1,110,360
Idaho State Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	135,000	154,548
(State Police) Series I 5.00% 9/1/23	760,000	877,420
Minnesota State General Revenue Appropriations Series B 5.00% 3/1/29	2,000,000	2,296,120
MTA Hudson Rail Yards Trust Obligations, New York Series A 5.00% 11/15/56	735,000	791,918
New Jersey Economic Development Authority Series WW 5.25% 6/15/30	1,000,000	1,037,080
(School Facilities Construction) 5.00% 9/1/18	25,000	25,951
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II Portfolio) 5.75% 10/1/31	500,000	499,025

		6,792,422

Local General Obligation Bonds – 1.59%
Chicago, Illinois Series A 5.50% 1/1/34	225,000	223,763
Series C 5.00% 1/1/38	500,000	468,075
New York, New York Series A-1 5.25% 8/15/21	250,000	265,010
Series I-1 5.375% 4/1/36	65,000	70,240

		1,027,088

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds – 22.07%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39-19§	950,000	$1,072,693
Brevard County, Florida Health Facilities Authority Revenue (Health First Project) 7.00% 4/1/39-19§	350,000	390,779
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project) 6.25% 7/15/40-20§	940,000	1,069,898
6.50% 7/15/30-20§	300,000	343,509
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29-19§	450,000	507,924
California State Economic Recovery Series A 5.25% 7/1/21-19§	165,000	180,366
(Unrefunded) Series A 5.25% 7/1/21-19§	95,000	103,847
California Statewide Communities Development Authority Revenue (Statewide Inland Regional Center Project) 5.375% 12/1/37-17§	500,000	515,240
California Statewide Communities Development Authority School Facility Revenue (Aspire Public Schools) 6.125% 7/1/46-19§	625,000	679,044
California Statewide Communities Development Authority Student Housing Revenue (Irvine, LLC - UCI East Campus) 6.00% 5/15/23-18§	470,000	497,020
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41-21§	520,000	605,212

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44-19§	950,000	$1,078,421
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41-19§	300,000	347,565
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	105,000	126,027
Maryland State Economic Development Student Housing Revenue (University of Maryland College Park Projects) 5.75% 6/1/33-18§	370,000	390,350
Massachusetts State Health & Educational Facilities Authority Revenue (Harvard University) Series A 5.00% 12/15/29-19§	600,000	660,978
Metropolitan Transit Authority of Harris County, Texas Series A 5.00% 11/1/24-21§	500,000	575,460
New Jersey Economic Development Authority (School Facilities Construction) 5.00% 9/1/18	75,000	79,165
New Jersey Economic Development Authority Revenue (School Facilities Construction) Series AA 5.50% 12/15/29-19§	605,000	662,783
New York State Dormitory Authority Revenue Non State Supported Debt (Orange Regional Medical Center) 6.25% 12/1/37-18§	500,000	543,065
New York, New York Series I-1 5.375% 4/1/36-19§	185,000	200,814

(continues)	21

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue (Edinboro University Foundation) 5.80% 7/1/30-20§	400,000	$456,404
Pennsylvania Turnpike Commission Subordinate (Special Motor License Foundation) 5.00% 12/1/22-20§	500,000	565,475
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue (Junior Lien) Series A 5.00% 7/1/39-19§	900,000	977,778
San Francisco, California City & County Public Utilities Commission Water Revenue Series F 5.00% 11/1/27-20§	500,000	565,055
University Medical Center, Tucson, Arizona Hospital Revenue 6.50% 7/1/39-19§	500,000	559,115
University of Arizona Series A 5.00% 6/1/39-19	500,000	541,760

		14,295,747

Special Tax Revenue Bonds – 16.36%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park - North Project) 6.10% 7/1/40	200,000	206,742
Central Puget Sound, Washington Regional Transit Authority (Green Bond - Improvement) Series S-1 5.00% 11/1/35	750,000	863,363
Guam Government Business Privilege Tax Revenue Series A 5.00% 1/1/22	775,000	847,416
Series B-1 5.00% 1/1/42	540,000	552,091

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	$250,158
Mosaic District, Virginia Community Development Authority Revenue Series A 6.875% 3/1/36	520,000	573,742
New Jersey Economic Development Authority Revenue 5.00% 6/15/28	200,000	211,844
5.00% 6/15/29	800,000	844,072
(School Facilities Construction) Series AA 5.50% 12/15/29	295,000	307,862
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Future Tax Secured - Subordinated Fiscal) Series E-1 5.00% 2/1/41	745,000	839,987
New York State Dormitory Authority Series A 5.00% 3/15/33	1,000,000	1,130,440
(State Personal Income Tax Revenue-Education) Series A 5.00% 3/15/38	570,000	609,991
Northampton County, Pennsylvania Industrial Development Authority Revenue (Route 33 Project) 7.00% 7/1/32	230,000	264,380
Oregon State Department of Transportation Series A 5.00% 11/15/26	1,000,000	1,195,630
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue (Senior Lien & Subordinate Lien) 5.00% 1/1/18	1,085,000	1,117,333
Regional Transportation District, Colorado Tax Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	552,985

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Sales Tax - Vacation Village Project A) Series A 5.75% 9/1/32	235,000	$231,917

		10,599,953

State General Obligation Bonds – 3.81%
California State 5.25% 11/1/40	320,000	360,749
(Various Purposes) 5.00% 8/1/27	500,000	600,665
5.00% 10/1/41	440,000	488,919
6.00% 4/1/38	105,000	115,173
New York State Series A 5.00% 2/15/39	300,000	320,634
Oregon State Series K 5.00% 5/1/22	500,000	581,890

		2,468,030

Transportation Revenue Bonds – 25.01%
Alameda Corridor, California Transportation Authority (2nd Sub Lien) Series B 5.00% 10/1/37	430,000	477,709
Atlanta, Georgia Department of Aviation Series B 5.00% 1/1/29	1,000,000	1,157,050
Chicago, Illinois O’Hare International Airport Revenue (General-Senior Lien) Series D 5.25% 1/1/34	1,000,000	1,101,870
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	255,000	274,184
Metropolitan Transportation Authority, New York Series A 5.00% 11/15/41	500,000	559,360
New Jersey State Turnpike Authority Series A 5.00% 1/1/27	1,000,000	1,141,830
New Orleans, Louisiana Aviation Board Series B 5.00% 1/1/45 (AMT)	1,000,000	1,072,210

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	$554,915
New York Transportation Development (La Guardia Airport) Series A 5.25% 1/1/50 (AMT)	700,000	753,004
North Texas Tollway Authority Special Projects System Series A 5.00% 9/1/20	250,000	280,243
Pennsylvania Turnpike Commission Subordinate Series A-1 5.00% 12/1/43	500,000	542,670
(Special Motor License Foundation) Series B 5.00% 12/1/41	500,000	541,410
Port Authority of Allegheny County, Pennsylvania 5.75% 3/1/29	900,000	1,036,323
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.00% 12/1/42	230,000	258,801
6.50% 12/1/28	500,000	508,500
Salt Lake City, Utah Airport Revenue Series B 5.00% 7/1/42	625,000	710,906
St. Louis, Missouri Airport Revenue (Lambert St. Louis International) 5.00% 7/1/32 (AMT)	1,000,000	1,052,680
Series A-1 6.625% 7/1/34	325,000	360,103
Texas Private Activity Bond Surface Transportation (Senior Lien - Blueridge Transportation) 5.00% 12/31/40 (AMT)	110,000	117,243
5.00% 12/31/45 (AMT)	110,000	117,378
5.00% 12/31/50 (AMT)	160,000	170,005
5.00% 12/31/55 (AMT)	160,000	169,522
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (LBJ Infrastructure)

(continues)	23

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue 7.00% 6/30/40	285,000	$323,367
7.50% 6/30/33	665,000	769,239
(Mobility Partners) 7.50% 12/31/31	500,000	571,900
(NTE Mobility Partners) 6.75% 6/30/43 (AMT)	225,000	259,841
6.875% 12/31/39	1,000,000	1,129,370
7.00% 12/31/38 (AMT)	165,000	188,293

		16,199,926

Water & Sewer Revenue Bonds – 4.49%
City of Chicago, Illinois Waterworks Revenue (2nd Lien) 5.00% 11/1/29	280,000	309,173
Massachusetts Water Resources Authority (Green Bond) Series B 4.00% 8/1/36	500,000	523,395
New York City Water & Sewer System, New York (2nd Generation Fiscal 2013) Series CC 5.00% 6/15/47	345,000	381,936
Philadelphia, Pennsylvania Water & Wastewater Revenue Series A 5.00% 7/1/45	500,000	552,350
Southern California Water Replenishment District 5.00% 8/1/41	1,000,000	1,142,500

		2,909,354

Total Municipal Bonds (cost $88,058,853)		93,339,939

Total Value of Securities – 144.11% (cost $88,058,853)		$93,339,939

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2017, the aggregate value of Rule 144A securities was $1,540,787, which represents 2.38% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S.Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 5 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
‡	Non-income producing security. Security is currently in default.

AMT – Subject to Alternative Minimum Tax

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Investments® Closed-End Municipal Bond Funds

March 31, 2017

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Assets:
Investments, at value[1]	$100,407,883	$237,210,087	$93,339,939
Short-term investments, at value[2]	600,000	1,600,000	—
Cash	285,484	—	265,823
Interest income receivable	1,426,101	3,234,736	1,340,122
Receivables for securities sold	4,904	25,275	—
Offering cost for preferred shareholders	126,249	156,508	137,191
Prepaid rating agency fee	23,917	18,083	9,333

Total assets	102,874,538	242,244,689	95,092,408

Liabilities:
Cash overdraft	—	75,566	—
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Income distributions payable	290,226	546,486	226,402
Payable for securities purchased	270,181	690,090	—
Other accrued expenses	37,379	91,206	39,294
Investment management fees payable	34,596	81,446	32,086
Legal fees payable to affiliates	1,771	3,764	1,615
Accounting and administration expenses payable to affiliates	400	942	371
Directors’/Trustees’ fees and expenses payable	190	435	170
Reports and statements to shareholders payable to affiliates	131	300	117

Total liabilities	30,634,874	76,490,235	30,300,055

Total Net Assets Applicable to Common Shareholders	$72,239,664	$165,754,454	$64,792,353

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)[3,4]	$66,918,121	$157,931,075	$60,617,476
Undistributed net investment income	635,612	600,732	141,408
Accumulated net realized loss on investments	(534,050)	(758,013)	(1,247,617)
Net unrealized appreciation of investments	5,219,981	7,980,660	5,281,086

Total Net Assets Applicable to Common Shareholders	$72,239,664	$165,754,454	$64,792,353

Net Asset Value per Common Share	$14.93	$14.41	$14.31

[1]Investments, at cost	95,187,902	229,229,427	88,058,853
[2]Short-term investments, at cost	600,000	1,600,000	—
[3]Common shares outstanding	4,837,100	11,504,975	4,528,443
[4]Common shares authorized	200 million	200 million	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Investments® Closed-End Municipal Bond Funds

Year ended March 31, 2017

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Investment Income:
Interest	$4,444,002	$9,031,710	$4,160,231

Expenses:
Management fees	420,061	983,912	389,187
Interest expense	529,928	1,324,819	529,895
Rating agency fees	56,716	49,049	47,967
Audit and tax fees	47,959	60,119	41,940
Accounting and administration expenses	33,305	77,309	30,580
Dividend disbursing and transfer agent fees and expenses	31,928	69,297	32,496
Legal fees	19,824	41,808	15,504
Reports and statements to shareholders	19,734	39,338	24,371
Offering costs	17,986	24,172	20,853
Stock exchange fees	4,770	10,954	4,276
Directors’/Trustees’ fees and expenses	3,679	8,428	3,306
Custodian fees	3,082	7,779	3,439
Registration fees	868	958	868
Other	13,998	24,528	19,686

Total operating expenses	1,203,838	2,722,470	1,164,368

Net Investment Income	3,240,164	6,309,240	2,995,863

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	608,285	619,214	147,253
Net change in unrealized appreciation (depreciation) of investments	(3,897,264)	(7,447,417)	(3,279,316)

Net Realized and Unrealized Loss	(3,288,979)	(6,828,203)	(3,132,063)

Net Decrease in Net Assets Resulting from Operations	$(48,815)	$(518,963)	$(136,200)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Closed-End Municipal Bond Funds

	Delaware Investments Colorado Municipal Income Fund, Inc.
	Year ended
	3/31/17	3/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,240,164	$3,408,420
Net realized gain	608,285	351,677
Net change in unrealized appreciation (depreciation)	(3,897,264)	243,591

Net increase (decrease) in net assets resulting from operations	(48,815)	4,003,688

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,482,712)	(3,458,527)

	(3,482,712)	(3,458,527)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(3,531,527)	545,161

Net Assets Applicable to Common Shareholders:
Beginning of year	75,771,191	75,226,030

End of year	$72,239,664	$75,771,191

Undistributed net investment income	$635,612	$879,977

	Delaware Investments Minnesota Municipal Income Fund II, Inc.
	Year ended
	3/31/17	3/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,309,240	$7,241,038
Net realized gain	619,214	350,327
Net change in unrealized appreciation (depreciation)	(7,447,417)	495,650

Net increase (decrease) in net assets resulting from operations	(518,963)	8,087,015

Dividends and Distributions to Common Shareholders from:
Net investment income	(6,845,460)	(7,248,134)

	(6,845,460)	(7,248,134)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(7,364,423)	838,881

Net Assets Applicable to Common Shareholders:
Beginning of year	173,118,877	172,279,996

End of year	$165,754,454	$173,118,877

Undistributed net investment income	$600,732	$1,130,256

Statements of changes in net assets

Delaware Investments® Closed-End Municipal Bond Funds

	Delaware Investments National Municipal Income Fund
	Year ended
	3/31/17	3/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,995,863	$3,150,504
Net realized gain	147,253	398,496
Net change in unrealized appreciation (depreciation)	(3,279,316)	96,636

Net increase (decrease) in net assets resulting from operations	(136,200)	3,645,636

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,079,341)	(3,441,617)

	(3,079,341)	(3,441,617)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(3,215,541)	204,019

Net Assets Applicable to Common Shareholders:
Beginning of year	68,007,894	67,803,875

End of year	$64,792,353	$68,007,894

Undistributed net investment income	$141,408	$216,267

See accompanying notes, which are an integral part of the financial statements.

Statements of cash flows

Delaware Investments® Closed-End Municipal Bond Funds

Year ended March 31, 2017

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Net Cash Provided by (Used for) Operating Activities:
Net decrease in net assets resulting from operations	$(48,815)	$(518,963)	$(136,200)

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	370,179	2,171,347	493,836
Purchase of investment securities	(16,298,686)	(30,246,746)	(16,989,163)
Proceeds from disposition of investment securities	17,562,191	28,735,650	15,689,126
(Purchase) sale of short-term investment securities, net	(600,000)	(1,600,000)	1,000,000
Net realized gain on investments	(608,285)	(619,214)	(147,253)
Net change in net unrealized (appreciation) depreciation of investments	3,897,264	7,447,417	3,279,316
Increase in receivable for securities sold	(4,904)	(10,110)	—
(Increase) decrease in interest receivable	45,788	74,443	(9,398)
(Increase) decrease in prepaid rating agency fees	(2,167)	(1,583)	(916)
Amortization of offering costs for preferred shareholders	9,563	17,578	12,222
(Decrease) increase in payable for securities purchased	(842,999)	690,090	(179,133)
Decrease in investment management fees payable	(1,038)	(2,256)	(937)
Decrease in Directors’/Trustees’ fees and expenses payable	(534)	(1,224)	(478)
Decrease in audit and tax fees payable	(40,500)	(40,500)	(40,500)
(Decrease) increase in other affiliates payable	(372)	666	(451)
Increase in other accrued expenses	18,446	42,406	19,992

Total adjustments	3,503,946	6,657,964	3,126,263

Net cash provided by operating activities	3,455,131	6,139,001	2,990,063

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(3,192,486)	(6,298,974)	(2,852,939)
Increase in bank overdraft	—	75,566	—

Net cash used for financing activities	(3,192,486)	(6,223,408)	(2,852,939)

Net increase (decrease) in cash	262,645	(84,407)	137,124
Cash at beginning of year	22,839	84,407	128,699

Cash at end of year	$285,484	$—	$265,823

Cash paid for interest expense for leverage	$529,928	$1,324,819	$529,895

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$15.660	$15.550	$14.430	$15.370	$15.010
Income (loss) from investment operations:
Net investment income[1]	0.670	0.705	0.706	0.700	0.733
Net realized and unrealized gain (loss)	(0.680)	0.120	1.104	(0.935)	0.416

Total from investment operations	(0.010)	0.825	1.810	(0.235)	1.149

Less dividends and distributions to common shareholders from:
Net investment income	(0.720)	(0.715)	(0.690)	(0.690)	(0.690)
Net realized gain	—	—	—	(0.015)	(0.099)

Total dividends and distributions	(0.720)	(0.715)	(0.690)	(0.705)	(0.789)

Net asset value, end of period	$14.930	$15.660	$15.550	$14.430	$15.370

Market value, end of period	$14.700	$15.070	$14.350	$13.330	$14.840

Total investment return based on:[2]
Market value	2.24%	10.38%	13.01%	(5.25% )	6.92%
Net asset value	(0.07% )	5.85%	13.12%	(0.97% )	7.71%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$72,240	$75,771	$75,226	$69,781	$74,349
Ratio of expenses to average net assets applicable to common shareholders[3]	1.60%	1.52%	1.43%	1.49%	1.44%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.32%	4.59%	4.65%	4.90%	4.72%
Portfolio turnover	12%	13%	14%	26%	8%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$340,799	$352,571	$350,753	$332,602	$347,829
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.110, $0.079, $0.077, $0.078, and $0.079 per share for the years ended March 31, 2017, 2016, 2015, 2014, and 2013, respectively, and from realized capital gains of $0.002, and $0.006 per share for the years ended March 31, 2014, and 2013, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2017, 2016, 2015, 2014, and 2013 were 0.90%, 1.01%, 0.92%, 0.94%, and 0.89%, respectively.

[4]	The ratio of net investment income excluding interest expense for the years ended March 31, 2017, 2016, 2015, 2014, and 2013 were 5.03%, 5.11%, 5.16%, 5.45%, and 5.27%, respectively.
[5]

In November 2011, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares). The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$15.050	$14.970	$14.310	$15.270	$14.940
Income (loss) from investment operations:
Net investment income[1]	0.548	0.629	0.641	0.648	0.715
Net realized and unrealized gain (loss)	(0.593)	0.081	0.689	(0.802)	0.345

Total from investment operations	(0.045)	0.710	1.330	(0.154)	1.060

Less dividends and distributions to common shareholders from:
Net investment income	(0.595)	(0.630)	(0.670)	(0.690)	(0.690)
Net realized gain	—	—	—	(0.116)	(0.040)

Total dividends and distributions	(0.595)	(0.630)	(0.670)	(0.806)	(0.730)

Net asset value, end of period	$14.410	$15.050	$14.970	$14.310	$15.270

Market value, end of period	$14.560	$14.700	$13.850	$13.340	$15.630

Total investment return based on:[2]
Market value	3.16%	11.17%	8.97%	(9.26% )	15.18%
Net asset value	(0.27% )	5.30%	9.80%	(0.36% )	7.18%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$165,754	$173,119	$172,280	$164,599	$175,629
Ratio of expenses to average net assets applicable to common shareholders[3]	1.59%	1.46%	1.40%	1.51%	1.40%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.69%	4.24%	4.33%	4.54%	4.65%
Portfolio turnover	9%	16%	10%	17%	24%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$75,000	$75,000	$75,000	$75,000	$75,000
Net asset coverage per share of preferred shares, end of period[5]	$321,006	$330,825	$329,707	$319,465	$334,172
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.115, $0.083, $0.081, $0.076, and $0.084 per share for the years ended March 31, 2017, 2016, 2015, 2014, and 2013, respectively, and from realized capital gains of $0.014, and $0.005 per share for the years ended March 31, 2014, and 2013, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2017, 2016, 2015, 2014, and 2013 were 0.82%, 0.90%, 0.85%, 0.88%, and 0.82%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2017, 2016, 2015, 2014, and 2013 were 4.46%, 4.80%, 4.88%, 5.17%, and 5.23%, respectively.

[5]

In November 2011, the Fund issued a series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares).The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)	31

Financial highlights

Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$15.020	$14.970	$13.810	$14.990	$14.020

Income (loss) from investment operations:
Net investment income[1]	0.662	0.696	0.711	0.710	0.722
Net realized and unrealized gain (loss)	(0.692)	0.114	1.219	(1.180)	0.858

Total from investment operations	(0.030)	0.810	1.930	(0.470)	1.580

Less dividends and distributions to common shareholders from:
Net investment income	(0.680)	(0.760)	(0.770)	(0.710)	(0.610)

Total dividends and distributions	(0.680)	(0.760)	(0.770)	(0.710)	(0.610)

Net asset value, end of period	$14.310	$15.020	$14.970	$13.810	$14.990

Market value, end of period	$12.940	$13.800	$13.140	$12.350	$14.480

Total investment return based on:[2]
Market value	(1.50% )	11.32%	12.87%	(9.65% )	14.12%
Net asset value	0.01%	6.35%	14.99%	(2.41% )	11.56%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$64,792	$68,008	$67,804	$62,526	$67,876

Ratio of expenses to average net assets applicable to common shareholders[3]	1.73%	1.70%	1.60%	1.58%	1.56%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.45%	4.72%	4.86%	5.17%	4.86%
Portfolio turnover	13%	25%	38%	40%	42%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$315,898	$326,693	$326,013	$308,420	$326,254
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.117, $0.084, $0.083, $0.085, and $0.090 per share for the years ended March 31, 2017, 2016, 2015, 2014, and 2013, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2017, 2016, 2015, 2014, and 2013 were 0.94%, 1.13%, 1.03%, 0.96%, and 0.96%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2017, 2016, 2015, 2014, and 2013 were 5.24%, 5.29%, 5.44%, 5.79%, and 5.46%, respectively.

[5]

In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2017 Shares.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

March 31, 2017

Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the New York Stock Exchange MKT, the successor to the American Stock Exchange.

The investment objective of each of Colorado Municipal Fund and Minnesota Municipal Fund II is to provide current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. The investment objective of National Municipal Fund is to provide current income exempt from federal income tax, consistent with the preservation of capital. Each of Colorado Municipal Fund and Minnesota Municipal Fund II seeks to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state at the time of investment. National Municipal Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities the income from which is exempt from federal income tax.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2014–March 31, 2017), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Cash and Cash Equivalents  —  Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2017.

(continues)	33

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2017, each Fund was charged for these services as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$4,927	$11,541	$4,565

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2017, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$13,532	$30,164	$9,808

Directors’/Trustees’ fees include expenses accrued by each Fund for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Funds. These officers and Directors/Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2017, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended March 31, 2017, the Funds engaged in securities purchases and securities sales, which resulted in net realized losses as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Purchases	$4,000,922	$10,835,270	$3,550,489
Sales	4,926,669	11,078,165	3,200,785
Net realized loss	(42,438)	—	—

3. Investments

For the year ended March 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund

Purchases	$16,298,686	$30,246,746	$16,989,163
Sales	(17,562,191)	(28,735,650)	(15,689,126)

At March 31, 2017, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Cost of investments	$95,781,450	$230,809,203	$88,085,999

Aggregate unrealized appreciation of investments	$5,464,966	$9,492,660	$5,912,413
Aggregate unrealized depreciation of investments	(238,533)	(1,491,776)	(658,473)

Net unrealized appreciation of investments	$5,226,433	$8,000,884	$5,253,940

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)	35

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2017:

Colorado Municipal Fund
Securities	Level 2
Assets:
Municipal Bonds	$100,407,883
Short-Term Investments	600,000

Total Value of Securities	$101,007,883

Minnesota Municipal Fund II
Securities	Level 2
Assets:
Municipal Bonds	$237,210,087
Short-Term Investments	1,600,000

Total Value of Securities	$238,810,087

National Municipal Fund
Securities	Level 2
Assets:
Municipal Bonds	$93,339,939

During the year ended March 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2017 and 2016 was as follows:

Year ended March 31, 2017

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$—	$12,365	$1,918
Tax-exempt income	4,012,640	8,157,914	3,607,318

Total*	$4,012,640	$8,170,279	$3,609,236

Year ended March 31, 2016

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$3,636	$162,911	$2,853
Tax-exempt income	3,837,022	8,040,553	3,820,895

Total*	$3,840,658	$8,203,464	$3,823,748

*Distributions to preferred shareholders in this table are part of interest expense and therefore not showed as distributions on the statements of changes in net assets.

5. Components of Net Assets on a Tax Basis

As of March 31, 2017, the components of net assets on a tax basis were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,617,476
Undistributed tax-exempt income	925,838	1,147,218	390,623
Distributions payable	(290,226)	(546,486)	(226,402)
Capital loss carryforwards	(540,502)	(778,237)	(1,243,284)
Unrealized appreciation on investments	5,226,433	8,000,884	5,253,940

Net assets	$72,239,664	$165,754,454	$64,792,353

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments, defaulted interest accrual, and tax deferral of wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2017, the Funds recorded the following reclassifications.

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Undistributed net investment income	$(1,817)	$ 6,696	$8,619
Accumulated net realized loss	1,817	(6,696)	(8,619)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2017, the Funds utilized capital loss carryforwards as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund

$613,066	$638,268	$139,727

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

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Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

5. Components of Net Assets on a Tax Basis (continued)

At March 31, 2017, capital loss carryforwards available to offset future realized capital gains, through the indicated expiration dates were as follows:

	Pre-enactment capital loss	No expiration
	Expiration date	Post-enactment capital loss character
	2018	Short-term	Long-term	Total
Colorado Municipal Fund	$—	$216,568	$323,934	$540,502
Minnesota Municipal Fund II	—	778,237	—	778,237
National Municipal Fund	407,888	795,309	40,087	1,243,284

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. Shares issuable under each Fund’s dividend reinvestment plan are purchased by each Fund’s transfer agent, Computershare, Inc., in the open market.

On Jan. 22, 2016, Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund successfully issued $30,000,000, $75,000,000 and $30,000,000, respectively, of Variable Rate MuniFund Term Preferred (“VMTP”) Shares with a $100,000 liquidation value per share in a privately negotiated offering. The net proceeds from each offering were used to redeem the Series 2016 (in the case of Colorado Municipal Fund and Minnesota Municipal Fund II) and Series 2017 (in the case of National Municipal Fund) VMTP Shares previously outstanding. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Each Fund’s Series 2016 and Series 2017 VMTP Shares were the same amount and value as the respective Fund’s Series 2021 VMTP Shares.

Each of the Funds is obligated to redeem its VMTP Shares on Feb. 1, 2021, unless earlier redeemed or repurchased by a Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. VMTP Shares are redeemable at par. A Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on VMTP shares as set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares by Fitch Ratings (“Fitch”) and Moody’s Investors Service (“Moody’s”).

The weighted average dividend rates for the year ended March 31, 2017 were as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
1.8%	1.8%	1.8%

The Funds use leverage because their managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a Fund’s overall performance.

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch and Moody’s, funding dividend payments, or funding redemptions), that Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VMTP Shares is recorded as a liability in the statements of assets and liabilities. Dividends accrued and paid on the VMTP Shares are included as a component of interest expense in the statements of operations. The VMTP Shares are treated as equity for legal and tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for VMTP Shares are recorded as a deferred charge and amortized over the 5-year life of the VMTP Shares. These are presented as “Offering cost for preferred shareholders” on the “Statements of assets and liabilities” and “Offering costs” on the “Statements of operations.”

7. Geographic, Credit, and Market Risk

The Funds concentrate their investments in securities issued by municipalities. Because each of the Colorado Municipal Fund and the Minnesota Municipal Fund II invests substantially all of its net assets in municipal obligations of its respective state at the time of investment, events in that state may have a significant impact on the performance and investments of the Colorado Municipal Fund and the Minnesota Municipal Fund II. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal issuers, the effects of natural or human-made disasters, or other economic, legislative, or political or social issues. Any downgrade to the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by the states or U.S. territories. The National Municipal Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, the National Municipal Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2017, the National Municipal Fund has invested 20.76%, 19.77%, 14.60%, 11.71%, and 10.18% (each as a percentage of net assets) in securities issued by the State of New York, the State of California, the Commonwealth of Pennsylvania, the State of Texas, and the State of Arizona, respectively. These investments could make the National Municipal Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a percentage of assets in obligations of governments of U.S. territories, commonwealths, and possessions such as Puerto Rico, the U.S. Virgin Islands, or Guam. To the extent a Fund invests in such obligations, that Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories, commonwealths, and possessions.

From time to time, a fund may invest in industrial development bonds (IDBs) or pollution control revenue (PCR) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with U.S. investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.

Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2017, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Colorado Municipal Fund	Minnesota Municipal Fund II
Assured Guaranty Corporation	1.66%	2.48%
Assured Guaranty Municipal Corporation	8.03%	1.05%
Syncora Guarantee	2.39%	—

Total	12.08%	3.53%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current

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Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

7. Geographic, Credit, and Market Risk (continued)

refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

To the extent that the Funds invest in securities with longer duration, they may be more sensitive to fluctuation of interest rates.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.”

8. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

9. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Events

Effective April 3, 2017, Delaware Investments® Family of Funds became Delaware FundsSM by Macquarie and Delaware Investments changed its name to Macquarie Investment Management (MIM). MIM is the marketing name for the companies comprising the asset management division of Macquarie Group Limited. Certain entities providing services to the Funds have also changed their names to reflect the use of the MIM name.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Directors/Trustees and Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments® Colorado Municipal Income Fund, Inc., Delaware Investments® Minnesota Municipal Income Fund II, Inc. and Delaware Investments® National Municipal Income Fund (hereafter referred to as the “Funds”) as of March 31, 2017, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2017

Other Fund information

(Unaudited)

Delaware Investments® Closed-End Municipal Bond Funds

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2017, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)

Colorado Municipal Fund	—	100.00%	100.00%
Minnesota Municipal Fund II	0.15%	99.85%	100.00%
National Municipal Fund	0.05%	99.95%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Fund management

Joseph R. Baxter

Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen Czepiel

Senior Vice President, Senior Portfolio Manager

Steve Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA

Vice President, Portfolio Manager, Senior Municipal Analyst

Denise A. Franchetti is a senior municipal analyst for the municipal bond department. Currently, she is responsible for following the airport, education, hotel, cogeneration, and cargo sectors for the group. In 2003, she was also named as portfolio manager on the tax-exempt closed-end funds in addition to her research duties. Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University. She is a member of the Financial Analysts of Philadelphia.

Gregory A. Gizzi

Senior Vice President, Senior Portfolio Manager

Gregory A. Gizzi is a member of the firm’s municipal fixed income portfolio management team. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1,4] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Ann D. Borowiec[2] 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International
					Director — Santander Bank, N.A.

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	62	None

		Chairman since March 2015
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC

Name, Address, and Birth Date	Position (s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016)	62	Trust Manager and Audit Committee Member — Camden Property Trust

			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration
			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company

(continues)	45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[4]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[4]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	62	None[4]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.
[2]	Ann D. Borowiec is not a director, officer, or employee of the Delaware Funds’ investment manager or any of its affiliates, other than serving as a trustee/director of the Delaware Funds. Nonetheless, she has been designated as an “Interested Trustee” solely by virtue of being a director of two banking entities that may enter into principal transactions with, or receive distribution-related payments with respect to, funds and other accounts managed by the Delaware Funds’ investment manager (or by certain of its advisory affiliates) or their sub-advisors.
[3]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.
[4]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.

About the organization

This annual report is for the information of Delaware Investments® Closed-End Municipal Bond Funds shareholders.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments Family of Funds

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President, General

Counsel, and Secretary

Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

Investment manager

Delaware Management Company, a series

of Delaware Management Business Trust

Philadelphia, PA

Principal office of the Funds

2005 Market Street

Philadelphia, PA 19103-7057

Independent registered public

accounting firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

For securities dealers and financial

institutions representatives

800 362-7500

Website

delawarefunds.com/closed-end

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Number of recordholders as of

March 31, 2017

Colorado Municipal Income Fund	67
Minnesota Municipal Income Fund II	332
National Municipal Income Fund	68

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawarefunds.com/ closed-end. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolio of Delaware Investments Minnesota Municipal Income Fund II, Inc. (“Fund”), has advised the Audit Committee of the Board of Directors of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware FundsSM by Macquarie investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Fund. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Fund has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Fund’s financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain time periods, the Fund’s filings with the SEC that contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund could be required to have independent audits conducted on the Fund’s previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Fund.

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,360 for the fiscal year ended March 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $35,920 for the fiscal year ended March 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,580 for the fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,580 for the fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $10,036,000 for the registrant’s fiscal years ended March 31, 2017 and March 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, John A. Fry, Lucinda S. Landreth, and Thomas K. Whitford.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services, Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2017, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Joseph R. Baxter
Registered Investment	17	$5.2 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	37	$3.1 billion	0	$0
Stephen J. Czepiel
Registered Investment	17	$5.2 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	36	$3.0 billion	0	$0
Denise A. Franchetti
Registered Investment	3	$437.7 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	0	$0	0	$0
Gregory A. Gizzi
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	0	$0 million	0	$0
Investment Vehicles
Other Accounts	46	$3.1 billion	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Adviser’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by the Adviser and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Macquarie Management Holdings, Inc. (MMHI) issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Adviser in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of MMHI is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware FundsSM by Macquarie pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of April 30, 2017, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® MINNESOTA MUNICIPAL INCOME FUND II, INC.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2017